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                                                                   EXHIBIT 10.31

                                AMENDMENT TO THE
                              EMPLOYMENT AGREMENT
                            OF CHARLES J. CASAMENTO

      This Amendment (the "Amendment") to the Employment Agreement (the "Agreement) dated as of April 4, 1999 by and between Questcor Pharmaceuticals, Inc., a California corporation (formerly named "Cypros Pharmaceutical Corporation") (the "Company"), as previously amended, and Charles J. Casamento ("Executive") is made and entered into as of June 25, 2004. The Company and Executive desire to amend the Agreement in certain respects.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and with reference to the above recital, the parties hereby agree to amend the Agreement as follows:

      1. Capitalized terms not otherwise defined herein will have the meanings set forth in the Agreement.

      2. The term of the Agreement previously was automatically extended to December 31, 2004 and is subject to further extension pursuant to Section 1.3 of the Agreement. The parties, by this Amendment, agree that, for the purposes of the application of Section 1.3 of the Agreement with respect to extension of the Agreement to cover calendar year 2005, (i) the reference in the second sentence of Section 1.3 of the Agreement to "not less than six months" shall refer instead to "not less than five months," and (ii) the reference in the third sentence of Section 1.3 of the Agreement to "six months prior to the last day of the term of the Agreement" shall refer instead to "five months prior to the last day of the term of the Agreement." Extensions thereafter will continue to be governed by Section 1.3 of the Agreement without giving effect to such changes.

      3. This Amendment shall be effective as of the date hereof. The Agreement, as amended by this Amendment, shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

QUESTCOR PHARMACEUTICALS, INC.            /s/ CHARLES J. CASAMENTO
A California corporation                  ------------------------
                                          Charles J. Casamento

By: /s/ TIMOTHY E. MORRIS
    ---------------------------------

Title:  Sr. Vice President, Finance &
        Administration, and CFO